UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2015

STAPLES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA 01702

(Address of principal executive office and zip code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On December 1, 2015, the Board of Directors of Staples, Inc. (the “Company”) amended and restated the Company’s by-laws to implement a “proxy access” procedure for stockholder director nominations.  Article I, Section 7.4 of the amended and restated by-laws permits a stockholder, or a group of up to 25 stockholders, to include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the board, whichever is greater; provided that:

•                  the nominating stockholder(s) own a number of shares representing 3% or more of the total voting power of the Company’s outstanding shares of capital stock entitled to vote in the election of directors;

•                  the nominating stockholder(s) have owned that number of shares continuously for at least three years; and

•                  the nominating stockholder(s) and their director nominee(s) otherwise satisfy the requirements of Article I, Section 7.4 of the amended and restated by-laws.

The amended and restated by-laws also contain related and other conforming changes to Article I, Sections 5.3, 7.1, 7.3 and 7.6.  The amended and restated by-laws are effective immediately.

The Board of Directors has proactively adopted these amendments ahead of the annual meeting in June 2016 after carefully considering the perspectives conveyed directly by shareholders as part of ongoing engagement. The adoption reflects the Board’s commitment to corporate governance practices that are consistent with the best interests of our shareholders.

The proxy access procedure will be first available to stockholders in connection with the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”).  Consistent with the notice period for shareholder proposals and nominations disclosed in the Company’s 2015 proxy statement, to nominate a director under the proxy access procedure for the 2016 Annual Meeting, compliant notice from a nominating stockholder must generally be received by the secretary of the Company at the Company’s principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting.  For the 2016 Annual Meeting, notice of proxy access nominations must be received no earlier than February 2, 2016 and no later than March 3, 2016.

The foregoing description is qualified in its entirety by reference to the amended and restated by-laws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The By-laws of Staples, as amended and restated through December 1, 2015, are filed herewith as Exhibit 3.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAPLES, INC.

Date: December 1, 2015	By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
3.2	By-laws of Staples, as amended and restated through December 1, 2015.